UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Exact name of registrants as specified in their charters)

Delaware Texas (State or other jurisdiction of incorporation)	001-15843 333-48279 (Commission File Number)	13-3989167 74-1282680 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Amendment Number Two to Universal Compression Holdings, Inc. Employee Stock Purchase Plan
First Amendment to Universal Compression, Inc. 401(k) Retirement and Savings Plan
Form of Amendment to Grant of Unit Appreciation Rights
Form of Amendment to Incentive & Non-Qualified Stock Option Award Agreement
Form of Amendmnet to Unit Option Award Agreement

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to Employee Stock Purchase Plan and 401(k) Retirement and Savings Plan
          On July 30, 2007, Universal Compression Holdings, Inc. (“Holdings”) amended its Employee Stock Purchase Plan (“ESPP”) and the 401(k) Retirement and Savings Plan (the “401(k) Plan”) of Universal Compression, Inc., a wholly owned subsidiary of Holdings. The following “named executive officers” participate in the ESPP and the 401(k) Plan:
•	Stephen A. Snider;

•	Ernie L. Danner;

•	J. Michael Anderson;

•	Kirk E. Townsend; and

•	D. Bradley Childers.
ESPP
          The ESPP amendment provides that the final offering period for participants to purchase common stock under the ESPP will terminate on the trading day immediately prior to the date of closing of the pending transaction (the “Merger”) with Hanover Compressor Company (“Hanover”) pursuant to the Agreement and Plan of Merger, dated as of February 5, 2007, as amended, by and among Holdings, Hanover, Exterran Holdings, Inc., Ulysses Sub, Inc. and Hector Sub, Inc. The shares of common stock underlying all options outstanding under the ESPP immediately prior to the termination of the final offering period shall be purchased by and issued to the respective participants on that date, and the ESPP will terminate immediately prior to the closing of the Merger.
          The foregoing description of the ESPP amendment is qualified in its entirety by reference to the full text of the ESPP amendment. A copy of the ESPP amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
401(k) Plan
          The amendment to the 401(k) Plan modifies the vesting period for employer contributions so that all employer contributions in the accounts of active participants under the 401(k) Plan fully vest as of the date of the closing of the Merger. Subsequent employer contributions will continue to be subject to the plan’s normal vesting schedule.
          The foregoing description of the amendment to the 401(k) Plan amendment is qualified in its entirety by reference to the full text of the 401(k) Amendment. A copy of the 401(k) Plan amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
Amendments to Certain Outstanding Awards
          On July 30, 2007, the Compensation Committee of the Board of Directors of Holdings approved a form of amendment to outstanding awards of unit appreciation rights (“UARs”) with respect to common units of Universal Compression Partners, L.P. granted by Holdings (the “UAR Amendment”). The following named executive officers are expected to execute UAR Amendments:
•	Stephen A. Snider;

•	Ernie L. Danner;

•	J. Michael Anderson;

•	Kirk E. Townsend; and

•	D. Bradley Childers.
          Also on July 30, 2007, the Compensation Committee of the Board of Directors of Holdings approved an amendment to the outstanding incentive and non-qualified stock option award agreements under the Universal Compression Holdings, Inc. Incentive Stock Option Plan of Ernie Danner, its Executive Vice President and Chief Operating Officer.
          Also on that date, the Compensation Committee of the Board of Directors of UCO GP, LLC, a Delaware limited liability company, which is the general partner of the general partner of Universal Compression Partners, L.P. (the “Partnership”), approved a form of amendment to the unit option award agreements under the Partnership’s Long Term Incentive Plan (“LTIP”). The following named executive officers of Holdings are expected to execute LTIP unit option award amendments:
•	Stephen A. Snider;

•	Ernie L. Danner;

•	J. Michael Anderson;

•	Kirk E. Townsend; and

•	D. Bradley Childers.

UAR Amendment
          The UAR Amendment effects, among other things, the following modifications to outstanding grants of unit appreciation rights:
•	The UARs of recipients who are terminated without “cause,” as defined in the UAR award agreements, prior to the vesting date of January 1, 2009 will nonetheless vest on that date and be exercisable until December 31, 2009;

•	The UARs of recipients who are terminated without cause following the vesting date of January 1, 2009 will remain exercisable until December 31, 2009; and

•	Recipients who are terminated for specified other reasons can exercise their vested UARs within three months of termination, but in no event later than December 31, 2009.
          The foregoing description of the UAR Amendment is qualified in its entirety by reference to the full text of that amendment. A copy of the form of the UAR Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
Danner Amendment
          The amendment to Mr. Danner’s outstanding option awards provides that any options that have vested and are exercisable upon the date of termination of his employment with Holdings will continue to be exercisable until the earlier of: (1) the tenth anniversary of the grant date of the options or (2) ninety days after Mr. Danner ceases for any reason to be a member of the Board of Directors of Exterran Holdings, Inc. However, if Mr. Danner is terminated with cause, any unvested options will be terminated immediately and will not be exercisable.
          The foregoing description of the amendment to Mr. Danner’s option awards is qualified in its entirety by reference to the full text of that amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.
Universal Compression Partners Unit Option Award Amendment
          The LTIP unit option award amendment effects, among other things, the following modifications to outstanding grants of options to acquire common units of the Partnership:
•	The options of recipients who are terminated without “cause,” as defined in the LTIP, prior to the vesting date of January 1, 2009 will nonetheless vest on that date and be exercisable until December 31, 2009;

•	The options of recipients who are terminated without cause following the vesting date of January 1, 2009 will remain exercisable until December 31, 2009; and

•	Recipients who are terminated for specified other reasons can exercise their vested options within three months of termination, but in no event later than December 31, 2009
          The foregoing description of the LTIP unit option award amendment is qualified in its entirety by reference to the full text of that amendment, a copy of which is filed as Exhibit 10.5 to this Form 8-K and is incorporated into this Item 5.02 by reference.
Changes to Base Salaries
          On July 30, 2007, the Compensation Committee of the Board of Directors of Holdings approved changes to the annual base salaries of the following named executive officers, effective July 1, 2007:

Name	New Base Salary

Stephen A. Snider	$572,000

J. Michael Anderson	$322,000

D. Bradley Childers	$312,000

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment Number Two to Universal Compression Holdings, Inc. Employee Stock Purchase Plan.

10.2	First Amendment to Universal Compression, Inc. 401(k) Retirement and Savings Plan.

10.3	Form of Amendment to Grant of Unit Appreciation Rights.

10.4	Form of Amendment to Incentive and Non-Qualified Stock Option Award Agreements of Ernie L. Danner.

10.5	Form of Amendment to Unit Option Award Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC. (Registrants)
Date: August 3, 2007	By:	/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment Number Two to Universal Compression Holdings, Inc. Employee Stock Purchase Plan.

10.2	First Amendment to Universal Compression, Inc. 401(k) Retirement and Savings Plan.

10.3	Form of Amendment to Grant of Unit Appreciation Rights.

10.4	Form of Amendment to Incentive and Non-Qualified Stock Option Award Agreements of Ernie L. Danner.

10.5	Form of Amendment to Unit Option Award Agreement.